UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CalAmp Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

E49239-P11319 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 25, 2018. Meeting Information CALAMP CORP. Meeting Type: Annual Meeting For holders as of: June 1, 2018 Date: July 25, 2018 Time: 10:00 AM Pacific Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/c alamp2018 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/calamp2018 and be sure to have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page). CALAMP CORP. 15635 ALTON PARKWAY, SUITE 250 You are receiving this communication because you hold shares in IRVINE, CA 92618 the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT    ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 11, 2018 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During ï§ The Meeting:
-     Go to www.virtualshareholdermeeting.com/calamp2018. Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

   Nominees:

   1a. A.J. "Bert" Moyer

   1b. Kimberly Alexy

   1c. Michael Burdiek

   1d. Jeffery Gardner

   1e. Amal Johnson

   1f. Jorge Titinger

   1g. Larry Wolfe

The Board of Directors recommends you vote FOR proposals 2, 4 and 5 and 1 YEAR on proposal 3.

2. Advisory vote on Named Executive Officer compensation ("Say-on-Pay").

3. Advisory vote on the frequency of future Say-on-Pay proposals.

4. Approve the adoption of the CalAmp Corp. 2018 Employee Stock Purchase Plan.

5. Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending February 28, 2019.

6. Transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

E49241-P11319